UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 12, 2010

(Date of report; date of earliest event reported)

Commission file number: 1-3754

ALLY FINANCIAL INC.

(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

200 Renaissance Center

P.O. Box 200 Detroit, Michigan

48265-2000

(Address of principal executive offices)

(Zip Code)

(866) 710-4623

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ALLY FINANCIAL INC. • Form 8-K

Item 8.01.	Other Events

Revised Ally Financial Inc. Historical Financial Statements

Ally Financial Inc. (Ally) is filing this Current Report on Form 8-K to provide supplemental guarantor financial information pursuant to Rule 3-10 of Regulation S-X regarding certain of Ally’s subsidiaries that guarantee certain senior guaranteed notes issued by Ally (collectively, the Guarantors).

Ally is disclosing condensed consolidating financial information of the Guarantors in a new footnote to certain of its previously issued financial statements. Ally has updated the historical financial statements contained in its Annual Report on Form 10-K for the year ended December 31, 2009, (originally filed with the United States Securities Exchange Commission (SEC) on February 26, 2010), as amended by the Current Report on Form 8-K filed with the SEC on August 6, 2010 (the 2009 Form 10-K), to include Note 33 in the Notes to Consolidated Financial Statements for the periods disclosed within the report. Ally has further updated the historical financial statements contained in its Quarterly Report on Form 10-Q for the period ended June 30, 2010, which was originally filed with the SEC on August 6, 2010 (the June 30, 2010, Form 10-Q), to include Note 22 in the Notes to Consolidated Financial Statements for the periods disclosed within the report.

These updated historical financial statements are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and have been updated, in compliance with generally accepted accounting principles, solely to include the new footnotes referenced above related to the Guarantors, and are incorporated herein by reference. All other information provided in the 2009 Form 10-K and the June 30, 2010, Form 10-Q remains unchanged and this Form 8-K does not modify or update the disclosures in the reports in any way other than the inclusion of required supplemental guarantor financial information. The revised historical financial statements should be read in conjunction with other information that Ally has filed with the SEC.

ALLY FINANCIAL INC • Form 8-K

Item 9.01.	Financial Statements and Exhibits

The exhibits listed on the accompanying Index of Exhibits are filed as a part of this report.

Exhibit	Description
23.1	Consent of Deloitte & Touche LLP.

99.1	Consolidated Financial Statements and Notes thereto updated to disclose condensed consolidating guarantor financial information (which replaces and supersedes Part II, Item 8 of the 2009 Form 10-K filed with the SEC on February 26, 2010, as updated by the Form 8-K filed with the SEC on August 6, 2010).

99.2

Consolidated Financial Statements and Notes thereto updated to disclose condensed consolidating guarantor financial information (which replaces and supersedes Part I, Item 1 of the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010, filed with the SEC on August 6, 2010).

Signatures

ALLY FINANCIAL INC. • Form 8-K

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ally Financial Inc. (Registrant)

Dated: October 12, 2010	/S/ DAVID J. DEBRUNNER
David J. DeBrunner
Vice President, Chief Accounting Officer and Controller

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